UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Annual Report to Shareholders

DWS Alternative Asset Allocation Plus Fund

Contents

4 Performance Summary

12 Information About Your Fund's Expenses

14 Portfolio Management Review

20 Portfolio Summary

21 Investment Portfolio

24 Financial Statements

28 Financial Highlights

32 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Shareholder Meeting Results

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the investment advisor may favor an asset category that performs poorly relative to the other asset categories. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain risks, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund and the underlying funds may invest in derivatives which may be more volatile and less liquid than traditional securities. The fund could suffer losses on derivative positions held by the fund or the underlying funds. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Furthermore, there are additional risks associated with investments in underlying funds that are nondiversified, concentrate in securities related to commodities-related industries and utilize short-sales. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund direct operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 0.87%, 1.62% and 0.69% for Class A, Class C and Institutional Class shares, respectively. The total annual fund direct and estimated indirect Underlying Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 2.13%, 2.88%, and 1.95% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement for DWS Alternative Asset Allocation Plus Fund as well as for some Underlying Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Alternative Asset Allocation Plus Fund	1-Year	Life of Fund*
Class A	-30.21%	-17.19%
Class C	-30.65%	-17.95%
Institutional Class	-29.97%	-17.11%
FTSE EPRA/NAREIT Global Real Estate Index+	-56.84%	-42.39%
MSCI World Index+	-42.58%	-31.42%
Barclays Capital US Aggregate Bond Index+	3.13%	6.28%
S&P 500® Index+	-38.09%	-28.58%
Blended Index through 3/31/09 +	-28.16%	-14.23%
Blended Index effective 4/1/09 +	-30.81%	-20.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 6.72	$ 6.69	$ 6.69
3/31/08	$ 10.21	$ 10.15	$ 10.18
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .38	$ .32	$ .42
Capital Gain Distributions	$ .05	$ .05	$ .05
Class A Lipper Rankings — Global Flexible Portfolio Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	49	of	98	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Alternative Asset Allocation Plus Fund — Class A

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] MSCI World Index+

[] Barclays Capital US Aggregate Bond Index+

[] S&P 500 Index+

[] Blended Index through 3/31/09+

[] Blended Index effective 4/1/09+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Alternative Asset Allocation Plus Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$6,578	$6,879
	Average annual total return	-34.22%	-20.07%
Class C	Growth of $10,000	$6,935	$7,186
	Average annual total return	-30.65%	-17.95%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$4,316	$3,987
	Average annual total return	-56.84%	-42.39%
MSCI World Index+	Growth of $10,000	$5,742	$5,334
	Average annual total return	-42.58%	-31.42%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,313	$11,069
	Average annual total return	3.13%	6.28%
S&P 500 Index+	Growth of $10,000	$6,191	$5,707
	Average annual total return	-38.09%	-28.58%
Blended Index through 3/31/09+	Growth of $10,000	$7,184	$7,644
	Average annual total return	-28.16%	-14.23%
Blended Index effective 4/1/09+	Growth of $10,000	$6,919	$6,723
	Average annual total return	-30.81%	-20.30%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Growth of an Assumed $1,000,000 Investment

[] DWS Alternative Asset Allocation Plus Fund — Institutional Class

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] MSCI World Index+

[] Barclays Capital US Aggregate Bond Index+

[] S&P 500 Index+

[] Blended Index through 3/31/09+

[] Blended Index effective 4/1/09+

Comparative Results as of 3/31/09
DWS Alternative Asset Allocation Plus Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$700,300	$731,000
	Average annual total return	-29.97%	-17.11%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $1,000,000	$431,600	$398,700
	Average annual total return	-56.84%	-42.39%
MSCI World Index+	Growth of $1,000,000	$574,200	$533,400
	Average annual total return	-42.58%	-31.42%
Barclays Capital US Aggregate Bond Index+	Growth of $1,000,000	$1,031,300	$1,106,900
	Average annual total return	3.13%	6.28%
S&P 500 Index+	Growth of $1,000,000	$619,100	$570,700
	Average annual total return	-38.09%	-28.58%
Blended Index through 3/31/09+	Growth of $1,000,000	$718,400	$764,400
	Average annual total return	-28.16%	-14.23%
Blended Index effective 4/1/09+	Growth of $1,000,000	$691,900	$672,300
	Average annual total return	-30.81%	-20.30%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Blended Index which the Fund utilized through 3/31/09 is calculated using the performance of seven unmanaged indices representative of stocks (FTSE EPRA/NAREIT Global Real Estate Index Index (20%), Commodities Blended Index (15%), MSCI EAFE Emerging Markets Equity Index (10%) and S&P/Citigroup Gold & Precious Metals Index (5%)), bonds (Barclays Capital US Treasury: US TIPS Index (20%) and JPMorgan Emerging Markets Bond Index (10%)) and cash (Citigroup 3 Month Treasury Bill Index (20%)) weighed by their corresponding proportion on the Fund's neutral position (stocks: 50%; bonds: 30%; cash: 20%). These results are summed to produce the aggregate benchmark. Effective April 1, 2009, the Fund changed its blended index because the Advisor believes it better reflects the Fund's investment strategy.
The Blended Index effective April 1, 2009 is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 0.63% for Class S shares. The total annual fund direct and estimated indirect Underlying Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 1.89% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement for DWS Alternative Asset Allocation Plus Fund as well as for some Underlying Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/09
DWS Alternative Asset Allocation Plus Fund	1-Year	Life of Fund*
Class S	-29.97%	-17.11%
FTSE EPRA/NAREIT Global Real Estate Index+	-56.84%	-42.39%
MSCI World Index+	-42.58%	-31.42%
Barclays Capital US Aggregate Bond Index+	3.13%	6.28%
S&P 500 Index+	-38.09%	-28.58%
Blended Index through 3/31/09 +	-28.16%	-14.23%
Blended Index effective 4/1/09 +	-30.81%	-20.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 6.69
3/31/08	$ 10.18
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .42
Capital Gains Distributions	$ .05
Growth of an Assumed $10,000 Investment

[] DWS Alternative Asset Allocation Plus Fund — Class S

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] MSCI World Index+

[] Barclays Capital US Aggregate Bond Index+

[] S&P 500 Index+

[] Blended Index through 3/31/09+

[] Blended Index effective 4/1/09+

Comparative Results as of 3/31/09
DWS Alternative Asset Allocation Plus Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$7,003	$7,310
	Average annual total return	-29.97%	-17.11%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$4,316	$3,987
	Average annual total return	-56.84%	-42.39%
MSCI World Index+	Growth of $10,000	$5,742	$5,334
	Average annual total return	-42.58%	-31.42%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,313	$11,069
	Average annual total return	3.13%	6.28%
S&P 500 Index+	Growth of $10,000	$6,191	$5,707
	Average annual total return	-38.09%	-28.58%
Blended Index through 3/31/09+	Growth of $10,000	$7,184	$7,644
	Average annual total return	-28.16%	-14.23%
Blended Index effective 4/1/09+	Growth of $10,000	$6,919	$6,723
	Average annual total return	-30.81%	-20.30%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Blended Index which the Fund utilized through 3/31/09 is calculated using the performance of seven unmanaged indices representative of stocks (FTSE EPRA/NAREIT Global Real Estate Index Index (20%), Commodities Blended Index (15%), MSCI EAFE Emerging Markets Equity Index (10%) and S&P/Citigroup Gold & Precious Metals Index (5%)), bonds (Barclays Capital US Treasury: US TIPS Index (20%) and JPMorgan Emerging Markets Bond Index (10%)) and cash (Citigroup 3 Month Treasury Bill Index (20%)) weighed by their corresponding proportion on the Fund's neutral position (stocks: 50%; bonds: 30%; cash: 20%). These results are summed to produce the aggregate benchmark. Effective April 1, 2009, the Fund changed its blended index because the Advisor believes it better reflects the Fund's investment strategy.
The Blended Index effective April 1, 2009 is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Class S Lipper Rankings — Global Flexible Portfolio Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	45	of	98	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying Funds is based on the expense ratios from each of the Underlying Fund's most recent shareholder report. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Direct Fund Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 798.40	$ 796.70	$ 800.40	$ 800.40
Expenses Paid per $1,000*	$ 2.20	$ 5.55	$ 1.08	$ 1.08
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,022.49	$ 1,018.75	$ 1,023.73	$ 1,023.73
Expenses Paid per $1,000*	$ 2.47	$ 6.24	$ 1.21	$ 1.21
Direct Fund Expenses and Acquired Funds (Underlying Funds) Fees and Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 798.40	$ 796.70	$ 800.40	$ 800.40
Expenses Paid per $1,000**	$ 7.31	$ 10.66	$ 6.19	$ 6.19
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,016.80	$ 1,013.06	$ 1,018.05	$ 1,018.05
Expenses Paid per $1,000**	$ 8.20	$ 11.94	$ 6.94	$ 6.94
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Fund's annualized expense ratio for each share class plus the Acquired Funds (Underlying Funds) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratios	.49%	1.24%	.24%	.24%
Acquired Funds (Underlying Funds) Fees and Expenses	1.14%	1.14%	1.14%	1.14%
Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses	1.63%	2.38%	1.38%	1.38%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Alternative Asset Allocation Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Alternative Asset Allocation Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2007.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

• Global Asset Allocation Portfolio Manager: New York.

• Joined the fund in 2007.

• BS, MS, Moscow State University; MBA, University of Chicago.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• Global Asset Allocation Portfolio Manager: NewYork.

• Joined the fund in 2007.

• BA and MBA, University of Miami.

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the portfolio during the 12-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did alternative asset classes and the fund perform during the past 12 months?

A: Amid an environment of slower economic growth, heightened investor risk aversion and poor performance for virtually all asset classes other than government bonds, many alternative investments finished the past year with a negative return. The bulk of the downturn occurred during the fourth quarter of 2008, when a sudden slowdown in global growth sparked a wave of selling pressure and a sharp rise in correlations among all asset classes.

With this as the backdrop, the fund's Class A shares returned -30.21% during the past 12 months. In comparison, the return of the fund's blended benchmark was -28.16%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 11 for the performance of other share classes and more complete performance information.) The benchmark is a weighted combination of the benchmarks of each of the underlying funds in DWS Alternative Asset Allocation Plus Fund. The gap between the return of the fund and that of the benchmark reflects the collective underperformance of the underlying fund investments and the iGAP strategy. DWS Alternative Asset Allocation Plus Fund invests in nine DWS mutual funds (excluding Cash Management QP Trust), plus a global tactical asset allocation strategy, that provide exposure to non-traditional asset classes with low historical correlations to the US stock market (as defined by the Standard & Poor's 500® (S&P 500) Index).1

While the fund's one-year return was negative on an absolute basis, it was nonetheless well ahead of the -38.09% return of the S&P 500 in the same time period. Since its inception on July 31, 2007, the fund's average annualized total return, while negative at -17.19% is ahead of the -28.58% return of the S&P 500 during the same period. In our view, this helps illustrate the potential benefit of diversifying among both traditional and non-traditional investments

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The global tactical asset allocation strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.
Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.
The fund also has a 2% weighting in Cash Management QP Trust.

Q: One key aspect of the fund is that it is supposed to generate a low correlation with traditional asset classes. Has that indeed been the case?

A: To better understand the performance of non-traditional asset classes during the past two years, it helps to look at returns during specific time periods. During the time from July 31, 2007 to August 14, 2008, the S&P 500 lost 9.92% while the fund gained 0.45% — indicating that correlations between traditional and non-traditional asset classes were low during this interval. Then, from August 15, 2008 through October 31, 2008 — the worst phase of the downturn in equities — the fund's loss of 25.41% was in line with the 24.73% decline of the S&P 500, evidence that all asset classes were moving in lockstep. During the final phase, November 1, 2008 through March 31, 2009, we again saw a decoupling as the fund declined -2.62%, while the S&P 500 declined -16.52%.

Past performance is no guarantee of future results, of course. Our goal in providing these numbers is simply to show how unusual the market environment was during late 2008, and how much of an impact it had on the fund's 12-month performance results.

Q: How did the fund's underlying investments perform?

A: We define the alternative allocations in terms of three segments: absolute return, real return and non-traditional. The best-performing segment was absolute return, which seeks to generate positive returns independent of market direction. In this segment, DWS Disciplined Market Neutral Fund was helped by having half of its portfolio in short positions.2 Since the value of a short position rises when the shorted stock falls, this segment of the fund performed well at a time of market weakness. The fact that this fund, which holds a 20% weighting in our portfolio, produced only a slightly negative return in a bad market was the most important factor in DWS Alternative Asset Allocation Plus Fund's outperformance relative to the broader equity market.

2 A short position is the sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

The absolute return segment also incorporates a global tactical asset allocation strategy, or portable alpha strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The alpha strategy detracted from the fund's return during the past 12 months.

Q: How did the real return allocation perform?

A: The real return allocation, which holds investments designed to outpace the rate of inflation over time, was hurt by losses in DWS Inflation Protected Plus Fund, DWS Commodity Securities Fund and DWS Gold & Precious Metals Fund. While inflation cropped up as a concern near the end of the annual period, the global economy has been in the midst of a deflationary spiral during the past year. As would be expected in this type of environment, all three of these funds produced a negative return. DWS Commodity Securities Fund produced the largest loss of the three, reflecting the fact that slowing global demand weighed heavily on the prices of both commodities and commodity-related equities. However, DWS Inflation Protected Plus Fund — which is a fixed-income fund that invests primarily in inflation-indexed bonds — registered only a modest loss. As a result, it provided an element of stability to the portfolio at a difficult time.

Q: How did the non-traditional allocation perform?

A: The non-traditional allocation holds investments that provide diversification but that may not yet be held in traditional portfolios. The most notable detractor in this segment of the fund was DWS RREEF Global Real Estate Securities Fund, which was weighed down by the continued collapse in global property prices.

Also detracting was the fund's approximately 5% weighting in DWS RREEF Global Infrastructure Fund, which was added to the fund in August 2008. We believe the global infrastructure sector can provide investors with both long-term performance potential and a low historical correlation to other asset classes, making it an attractive investment for a non-traditional portfolio. Nevertheless, the fund lagged due to concerns about the ability of the world's governments to maintain spending given their increased debt loads.

DWS Floating Rate Plus Fund, which was added to the portfolio during the third quarter of 2008, invests in loans that are extended from banks to corporate borrowers and subsequently sold to investors in the secondary market. Since these securities are typically issued with a variable rate, they tend to have a low correlation with Treasury prices. Unfortunately, this asset category did not perform well at a time when investors lacked confidence in the health of corporate America.

The fund's investments in DWS Emerging Markets Equity Fund and DWS Emerging Markets Fixed Income Fund also lost ground, as the combination of falling commodity prices, slower global growth and poor liquidity conditions conspired to weigh heavily on these asset categories.

Q: Do you have any closing thoughts for shareholders?

A: We are aware that the past year has been a difficult time for fund shareholders. Still, we urge investors to keep in mind that now, more than ever, it is crucial to maintain a long-term view. From a longer-term standpoint, alternative asset categories can still provide diversification benefits to those with traditional portfolios. We encourage investors to maintain a long-term perspective in the wake of the extreme nature of the market conditions of the past year.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/09	3/31/08

Alternative Funds	73%	77%
Income Funds	14%	9%
International Funds	10%	10%
Money Market Funds	2%	3%
Government & Agency Obligations	1%	1%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009

	Shares	Value ($)

Equity Funds 67.7%
DWS Commodity Securities Fund "Institutional"	10,996,603	30,570,557
DWS Disciplined Market Neutral Fund "Institutional"	6,607,041	60,256,211
DWS Emerging Markets Equity Fund "Institutional"	3,081,463	30,475,665
DWS Gold & Precious Metals Fund "Institutional"	1,012,939	15,335,903
DWS RREEF Global Infrastructure Fund "Institutional"	2,440,608	15,351,421
DWS RREEF Global Real Estate Securities Fund "Institutional"	14,779,109	62,663,423
Total Equity Funds (Cost $346,132,833)		214,653,180

Fixed Income — Bond Funds 28.6%
DWS Emerging Markets Fixed Income Fund "Institutional"	3,612,220	30,234,279
DWS Floating Rate Plus Fund "Institutional"	2,185,514	15,211,180
DWS Inflation Protected Plus Fund "Institutional"	4,813,027	45,098,060
Total Fixed Income — Bond Funds (Cost $106,307,630)		90,543,519

Fixed Income — Money Market Fund 2.1%
Cash Management QP Trust (Cost $6,741,357)	6,741,357	6,741,357
	Principal Amount ($)	Value ($)

Government & Agency Obligations 1.2%
US Treasury Obligations
US Treasury Bills:
0.13%*, 6/11/2009 (a)	2,317,000	2,316,168
0.17%*, 6/18/2009 (a)	1,462,000	1,461,493
Total Government & Agency Obligations (Cost $3,777,559)		3,777,661
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $462,959,379)+	99.6	315,715,717
Other Assets and Liabilities, Net	0.4	1,319,477
Net Assets	100.0	317,035,194
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $496,672,851. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $180,957,134. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $340 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $180,957,474.
(a) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures.

At March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	18	1,423,681	1,412,241	(11,440)
10 Year US Treasury Note	6/19/2009	15	1,817,980	1,861,172	43,192
2 Year US Treasury Note	6/30/2009	65	14,089,948	14,162,891	72,943
AEX Index	4/17/2009	12	661,370	688,427	27,057
ASX SPI 200 Index	6/18/2009	14	825,131	867,866	42,735
DAX Index	6/19/2009	2	265,229	272,496	7,267
DJ Euro Stoxx 50 Index	6/19/2009	7	183,051	185,353	2,302
Federal Republic of Germany Euro-Schatz	6/8/2009	120	17,285,827	17,265,688	(20,139)
FTSE 100 Index	6/19/2009	66	3,574,286	3,679,099	104,813
Hang Seng Index	4/29/2009	11	977,093	961,964	(15,129)
Nasdaq E-Mini 100 Index	6/19/2009	32	747,627	792,000	44,373
S&P E-Mini 500 Index	6/19/2009	37	1,395,912	1,470,380	74,468
S&P MIB Index	6/19/2009	1	89,321	102,488	13,167
United Kingdom Long Gilt Bond	6/26/2009	67	11,573,797	11,844,787	270,990
Total net unrealized appreciation					656,599

At March 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2009	34	3,368,327	3,416,719	(48,392)
10 Year Japanese Government Bond	6/11/2009	11	15,417,848	15,352,326	65,522
CAC 40 Index	4/17/2009	25	909,858	932,511	(22,653)
Federal Republic of Germany Euro-Bund	6/8/2009	26	4,259,363	4,298,260	(38,897)
IBEX 35 Index	4/17/2009	13	1,308,788	1,346,078	(37,290)
Russell E-Mini 2000 Index	6/19/2009	74	2,897,296	3,117,620	(220,324)
S&P TSE 60 Index	6/18/2009	4	323,613	333,756	(10,143)
TOPIX Index	6/11/2009	36	2,531,293	2,825,883	(294,590)
Total net unrealized depreciation					(606,767)

At March 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	2,457,450	AUD	3,810,000	4/15/2009	177,811
USD	707,298	CAD	911,000	4/15/2009	15,478
USD	5,900,357	CHF	7,017,000	4/15/2009	258,691
USD	1,053,967	NZD	2,056,000	4/15/2009	114,210
USD	1,952,056	SEK	17,125,000	4/15/2009	122,534
Total unrealized appreciation					688,724
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	3,931,000	USD	5,036,948	4/15/2009	(175,630)
GBP	963,000	USD	1,325,136	4/15/2009	(51,708)
NOK	2,640,000	USD	379,621	4/15/2009	(11,870)
USD	3,738,940	JPY	363,367,000	4/15/2009	(73,720)
Total unrealized depreciation					(312,928)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro Currency GBP Pound Sterling JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 305,196,699	$ 49,832
Level 2	10,519,018	375,796
Level 3	—	—
Total	$ 315,715,717	$ 425,628
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009
Assets
Investment: Investment in securities, at value (cost $3,777,559)	$ 3,777,661
Investments in Underlying Affiliated Funds, at value (cost $459,181,820)	311,938,056
Total investments, at value (cost $462,959,379)	315,715,717
Cash	10,000
Deposit with broker for open futures contracts, at value (cost $2,203,568)	2,194,519
Receivable for investments sold	3,155,000
Receivable for Fund shares sold	1,253,229
Interest receivable	2,667
Dividends receivable	8,049
Receivable for variation margin on open futures contracts	38,916
Unrealized appreciation on forward foreign currency exchange contracts	688,724
Due from Advisor	276,200
Other assets	71,404
Total assets	323,414,425
Liabilities
Payable for investments purchased	5,160,000
Payable for Fund shares redeemed	609,695
Unrealized depreciation on forward foreign currency exchange contracts	312,928
Accrued expenses and payables	296,608
Total liabilities	6,379,231
Net assets, at value	$ 317,035,194
Net Assets Consist of
Undistributed net investment income	3,898,769
Net unrealized appreciation (depreciation) on: Investments	(147,243,662)
Futures	49,832
Foreign currency	366,748
Accumulated net realized gain (loss)	(49,664,598)
Paid-in capital	509,628,105
Net assets, at value	$ 317,035,194

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($127,720,064 ÷ 18,995,480 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.72
Maximum offering price per share (100 ÷ 94.25 of $6.72)	$ 7.13

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($86,730,377 ÷ 12,968,649 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.69
Class S Net Asset Value, offering and redemption price per share ($97,310,726 ÷ 14,547,747 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.69
Institutional Class Net Asset Value, offering and redemption price per share ($5,274,027 ÷ 788,671 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2009
Investment Income
Income distributions from Underlying Affiliated Funds	$ 7,777,659
Interest	46,414
Interest — Cash Management QP Trust	150,590
Total Income	7,974,663
Expenses: Management fee	751,090
Administration fee	375,545
Distribution and service fees	1,298,497
Services to shareholders	783,639
Custodian fee	6,321
Professional fees	146,811
Trustees' fees and expenses	21,159
Reports to shareholders	145,448
Offering expenses	56,865
Registration fee	120,826
Other	119,658
Total expenses before expense reductions	3,825,859
Expense reductions	(1,590,958)
Total expenses after expense reductions	2,234,901
Net investment income	5,739,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(55,349,966)
Futures	2,725,158
Foreign currency	(5,073,633)
Capital gain distributions from Underlying Affiliated Funds	25,098,754
(32,599,687)
Change in net unrealized appreciation (depreciation) on: Investments	(143,969,459)
Futures	(950,024)
Foreign currency	662,464
(144,257,019)
Net gain (loss)	(176,856,706)
Net increase (decrease) in net assets resulting from operations	$ (171,116,944)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended March 31, 2009	Period Ended March 31, 2008*

Operations: Net investment income	$ 5,739,762	$ 1,317,849
Net realized gain (loss)	(32,599,687)	1,936,628
Change in net unrealized appreciation (depreciation)	(144,257,019)	(2,570,063)
Net increase (decrease) in net assets resulting from operations	(171,116,944)	684,414
Distributions to shareholders from: Net investment income: Class A	(7,079,649)	(964,790)
Class C	(4,245,146)	(438,083)
Class S	(6,589,015)	(637,203)
Institutional Class	(302,301)	(5,529)
Net realized gains: Class A	(828,415)	—
Class C	(513,013)	—
Class S	(682,383)	—
Institutional Class	(28,918)	—
Total distributions	(20,268,840)	(2,045,605)
Fund share transactions: Proceeds from shares sold	463,844,977	231,290,994
Reinvestment of distributions	16,313,453	1,578,964
Cost of shares redeemed	(192,792,548)	(10,556,796)
Redemption fees**	—	3,125
Net increase (decrease) in net assets from Fund share transactions	287,365,882	222,316,287
Increase (decrease) in net assets	95,980,098	220,955,096
Net assets at beginning of period (initial capital)	221,055,096	100,000
Net assets at end of period (including undistributed and distributions in excess of net investment income of $3,898,769 and $209,356, respectively)	$ 317,035,194	$ 221,055,096
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
** Effective April 1, 2008, the Fund no longer imposed the 2% redemption fee on Fund shares acquired on or after that date.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.14	.19
Net realized and unrealized gain (loss)	(3.20)	.27[c]
Total from investment operations	(3.06)	.46
Less distributions from: Net investment income	(.38)	(.25)
Net realized gain	(.05)	—
Total distributions	(.43)	(.25)
Redemption fees	—	.00***
Net asset value, end of period	$ 6.72	$ 10.21
Total Return (%)[d,e,f]	(30.21)	4.57**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	102
Ratio of expenses before expense reductions (%)[g]	.89	.97*
Ratio of expenses after expense reductions (%)[g]	.49	.47*
Ratio of net investment income (%)	1.63	2.78*
Portfolio turnover rate (%)	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[g] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class C Years Ended March 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.15	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.07	.14
Net realized and unrealized gain (loss)	(3.16)	.22[c]
Total from investment operations	(3.09)	.36
Less distributions from: Net investment income	(.32)	(.21)
Net realized gain	(.05)	—
Total distributions	(.37)	(.21)
Redemption fees	—	.00***
Net asset value, end of period	$ 6.69	$ 10.15
Total Return (%)[d,e,f]	(30.65)	3.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	55
Ratio of expenses before expense reductions (%)[g]	1.66	1.83*
Ratio of expenses after expense reductions (%)[g]	1.24	1.22*
Ratio of net investment income (%)	.88	2.03*
Portfolio turnover rate (%)	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[g] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class S Years Ended March 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.16	.20
Net realized and unrealized gain (loss)	(3.18)	.24[c]
Total from investment operations	(3.02)	.44
Less distributions from: Net investment income	(.42)	(.26)
Net realized gain	(.05)	—
Total distributions	(.47)	(.26)
Redemption fees	—	.00***
Net asset value, end of period	$ 6.69	$ 10.18
Total Return (%)[d,e]	(29.97)	4.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	64
Ratio of expenses before expense reductions (%)[f]	.71	.84*
Ratio of expenses after expense reductions (%)[f]	.24	.23*
Ratio of net investment income (%)	1.88	3.02*
Portfolio turnover rate (%)	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[f] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Institutional Class Years Ended March 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.16	.20
Net realized and unrealized gain (loss)	(3.18)	.24[c]
Total from investment operations	(3.02)	.44
Less distributions from: Net investment income	(.42)	(.26)
Net realized gain	(.05)	—
Total distributions	(.47)	(.26)
Redemption fees	—	.00***
Net asset value, end of period	$ 6.69	$ 10.18
Total Return (%)[d,e]	(29.97)	4.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5.3
Ratio of expenses before expense reductions (%)[f]	.50	.91*
Ratio of expenses after expense reductions (%)[f]	.24	.23*
Ratio of net investment income (%)	1.88	3.02*
Portfolio turnover rate (%)	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[f] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in a combination of other DWS funds, certain other securities and derivative investments. The Fund may also invest in Securities of Exchange Traded Funds ("ETFs"). ETFs and DWS Funds are collectively related to as ("Underlying Funds"). Each Underlying Fund's accounting policies and investment holdings are outlined in the Underlying Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into other class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in Underlying Funds are valued at the net asset value per share of each class of the Underlying Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). A futures contract may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use futures contracts as part of its global tactical asset allocation overlay strategy and as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may utilize forward currency contracts as part of the Fund's global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2009, the Fund had a net basis capital loss carryforward of approximately $7,127,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017.

In addition, from November 1, 2008 through March 31, 2009, the Fund incurred approximately $8,810,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,275,046
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (7,127,000)
Net unrealized appreciation (depreciation) on investments	$ (180,957,134)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended March 31, 2009	Period Ended March 31, 2008**
Distributions from ordinary income*	$ 18,638,935	$ 2,045,605
Distributions from long-term capital gains	$ 1,629,905	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Mutual Funds

During the year ended March 31, 2009, purchases and sales of mutual funds (excluding short-term investments and Cash Management QP Trust) aggregated $447,228,862 and $151,010,000, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Fund's net assets. At March 31, 2009, the Fund held the following Underlying Funds' outstanding shares: approximately 26% of DWS Disciplined Market Neutral Fund, 40% of DWS Inflation Protected Plus Fund, 18% of DWS Emerging Markets Fixed Income Fund, 17% of DWS Commodity Securities Fund, 17% of DWS Emerging Markets Equity Fund, 16% of DWS RREEF Global Real Estate Securities Fund, 26% of DWS RREEF Global Infrastructure Fund and 25% of DWS Floating Rate Plus Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying Funds in which each Fund invests.

For the period from April 1, 2008 through September 30, 2009, the Advisor has contractually agreed to reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (Underlying Funds) fees and expenses) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.46%
Class C	1.21%
Class S	.21%
Institutional Class	.21%

Accordingly, for the year ended March 31, 2009, the Advisor waived $751,090 of management fees, which resulted in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2009, the Advisor reimbursed the Fund $170,207 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2009, the Advisor accrued an Administration Fee of $375,545, of which $155,426 was waived and $29,375 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 209,559	$ 209,559
Class C	131,661	131,661
Class S	110,595	110,595
Institutional Class	1,038	1,038
	$ 452,853	$ 452,853

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended March 31, 2009, the Distribution Fee charged to Class C shares by DIDI was $716,276, of which $53,961 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annual Effective Rate
Class A	$ 344,985	$ 15,462	$ 2,837.22%
Class C	237,236	37,857	8,159.21%
	$ 582,221	$ 53,319	$ 10,996

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2009, aggregated $225,220.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2009, the CDSC for the Fund's Class C was $101,335. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2009, DIDI received $4,013 for Class A Shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $40,698, of which $10,352 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended March 31, 2009, the Fund paid its allocated portion of the retirement benefit of $7,299 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United
States of America.

E. Fee Reductions

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. For the year ended March 31, 2009, the Fund's custodian fee was reduced by $764 for transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2009		Period Ended March 31, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	17,453,112	$ 164,270,379	10,210,261	$ 104,780,309
Class C	10,585,428	101,363,063	5,481,745	55,950,623
Class S	20,111,240	189,171,986	6,858,147	70,278,767
Institutional Class	897,543	9,039,549	27,127	281,295
		$ 463,844,977		$ 231,290,994
Shares issued to shareholders in reinvestment of distributions
Class A	948,908	$ 6,841,626	81,236	$ 830,237
Class C	509,599	3,660,310	29,431	299,605
Class S	760,199	5,504,130	43,577	444,047
Institutional Class	42,385	307,387	499	5,075
		$ 16,313,453		$ 1,578,964
Shares redeemed
Class A	(9,405,951)	$ (70,920,916)	(294,586)	$ (2,998,747)
Class C	(3,526,871)	(26,066,237)	(113,183)	(1,141,734)
Class S	(12,593,381)	(94,445,631)	(634,535)	(6,388,280)
Institutional Class	(178,622)	(1,359,764)	(2,761)	(28,035)
		$ (192,792,548)		$ (10,556,796)
Redemption fees		$ —		$ 3,125
Net increase (decrease)
Class A	8,996,069	$ 100,191,089	9,996,911	$ 102,614,045
Class C	7,568,156	78,957,136	5,397,993	55,108,754
Class S	8,278,058	100,230,485	6,267,189	64,335,153
Institutional Class	761,306	7,987,172	24,865	258,335
		$ 287,365,882		$ 222,316,287
Initial Capital
Class A	—	$ —	2,500	$ 25,000
Class C	—	—	2,500	25,000
Class S	—	—	2,500	25,000
Institutional Class	—	—	2,500	25,000
		$ —		$ 100,000
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Equity Trust and the Shareholders of DWS Alternative Asset Allocation Plus Fund:

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation Plus Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of March 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation Plus Fund at March 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 26, 2009

Tax Information (Unaudited)

The Fund paid distributions of $0.044 per share from net long-term capital gains during its year ended March 31, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended March 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $8,555,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Equity Trust, of which DWS Alternative Asset Allocation Plus Fund (the "Fund") is a series, was reconvened on June 13, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders (the resulting votes are presented below):

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
4,232,377.7626	78,639.9152	188,017.0961

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2009, DWS Alternative Asset Allocation Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$47,205	$0	$6,437	$0
2008	$31,769	$0	$4,332	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$524,500	$0
2008	$32,000	$655,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,437	$524,500	$1,248,247	$1,779,184
2008	$4,332	$655,614	$1,392,237	$2,052,183

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s Fund’s Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009